Exhibit 99.1
KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report
Navient Corporation (the “Company”)
Navient Credit Funding, LLC (the “Responsible Party”)
Navient Solutions, LLC
Barclays Capital Inc. (“Structuring Agent”)
Atlas SP Partners, L.P.
BofA Securities, Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2024-A – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “2024-A Formatted_700M.xlsx” (the “Data File”), provided by the Responsible Party on April 19, 2024, containing information on 13,549 student loans (the “Student Loans”) as of March 31, 2024 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2024-A. The Responsible Party is responsible for the specified attributes identified by the Responsible Party in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “Initial Data File” means an electronic data file entitled “2024-A Formatted_700M.xlsx” provided by the Responsible Party on April 3, 2024, containing information on 13,549 Student Loans as of the Cutoff Date, which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2024-A.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system maintained by Earnest Operations LLC (“Earnest”) (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from Earnest’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Earnest’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Responsible Party to download from the “Federal Student Aid Website” ( https://fsapartners.ed.gov/knowledge-center/library/federal-school-code-lists/2023-10-20/2024-25-federal-school-code-list-participating-schools-november-2023).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Responsible Party to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/sites/default/files/international-schools-in-federal-loan-programs.pdf).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Responsible Party informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by Earnest, on behalf of the Responsible Party:
–	Loan Agreement
–	Earnest Internal Tool Account Number Page
–	Verify Report Page
–	Application Underwriting Snapshot Page
–	Title IV Federal School Code List
–	Accredited Programs List
–	Amortized Payment History Schedule
–	FNI Data Supplement

–	“Principal” field in the CARES System, and
–
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files were represented by Earnest, on behalf of the Responsible Party to be copies of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Responsible Party pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Responsible Party to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Initial Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Initial Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions

Attributes	Loan Files/Instructions

“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions

For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.

Attributes	Loan Files/Instructions
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.
School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

The information regarding the Selected Student Loans was found to be in agreement, except as listed in Exhibit C.
C.
As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Responsible Party. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Responsible Party. We reperformed Procedure B for the Selected Loans from the Data File.  The information regarding the Selected Student Loans was found to be in agreement.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 13,549 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Initial Data File, the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Party, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
May 1, 2024

Exhibit A – The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2024A001	39	2024A039	77	2024A077	115	2024A115	153	2024A153
2	2024A002	40	2024A040	78	2024A078	116	2024A116	154	2024A154
3	2024A003	41	2024A041	79	2024A079	117	2024A117	155	2024A155
4	2024A004	42	2024A042	80	2024A080	118	2024A118	156	2024A156
5	2024A005	43	2024A043	81	2024A081	119	2024A119	157	2024A157
6	2024A006	44	2024A044	82	2024A082	120	2024A120	158	2024A158
7	2024A007	45	2024A045	83	2024A083	121	2024A121	159	2024A159
8	2024A008	46	2024A046	84	2024A084	122	2024A122	160	2024A160
9	2024A009	47	2024A047	85	2024A085	123	2024A123	161	2024A161
10	2024A010	48	2024A048	86	2024A086	124	2024A124	162	2024A162
11	2024A011	49	2024A049	87	2024A087	125	2024A125	163	2024A163
12	2024A012	50	2024A050	88	2024A088	126	2024A126	164	2024A164
13	2024A013	51	2024A051	89	2024A089	127	2024A127	165	2024A165
14	2024A014	52	2024A052	90	2024A090	128	2024A128	166	2024A166
15	2024A015	53	2024A053	91	2024A091	129	2024A129	167	2024A167
16	2024A016	54	2024A054	92	2024A092	130	2024A130	168	2024A168
17	2024A017	55	2024A055	93	2024A093	131	2024A131	169	2024A169
18	2024A018	56	2024A056	94	2024A094	132	2024A132	170	2024A170
19	2024A019	57	2024A057	95	2024A095	133	2024A133	171	2024A171
20	2024A020	58	2024A058	96	2024A096	134	2024A134	172	2024A172
21	2024A021	59	2024A059	97	2024A097	135	2024A135	173	2024A173
22	2024A022	60	2024A060	98	2024A098	136	2024A136	174	2024A174
23	2024A023	61	2024A061	99	2024A099	137	2024A137	175	2024A175
24	2024A024	62	2024A062	100	2024A100	138	2024A138	176	2024A176
25	2024A025	63	2024A063	101	2024A101	139	2024A139	177	2024A177
26	2024A026	64	2024A064	102	2024A102	140	2024A140	178	2024A178
27	2024A027	65	2024A065	103	2024A103	141	2024A141	179	2024A179
28	2024A028	66	2024A066	104	2024A104	142	2024A142	180	2024A180
29	2024A029	67	2024A067	105	2024A105	143	2024A143	181	2024A181
30	2024A030	68	2024A068	106	2024A106	144	2024A144	182	2024A182
31	2024A031	69	2024A069	107	2024A107	145	2024A145	183	2024A183
32	2024A032	70	2024A070	108	2024A108	146	2024A146	184	2024A184
33	2024A033	71	2024A071	109	2024A109	147	2024A147	185	2024A185
34	2024A034	72	2024A072	110	2024A110	148	2024A148	186	2024A186
35	2024A035	73	2024A073	111	2024A111	149	2024A149	187	2024A187
36	2024A036	74	2024A074	112	2024A112	150	2024A150	188	2024A188
37	2024A037	75	2024A075	113	2024A113	151	2024A151	189	2024A189
38	2024A038	76	2024A076	114	2024A114	152	2024A152	190	2024A190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2024A191	229	2024A229	267	2024A267	305	2024A305	343	2024A343
192	2024A192	230	2024A230	268	2024A268	306	2024A306	344	2024A344
193	2024A193	231	2024A231	269	2024A269	307	2024A307	345	2024A345
194	2024A194	232	2024A232	270	2024A270	308	2024A308	346	2024A346
195	2024A195	233	2024A233	271	2024A271	309	2024A309	347	2024A347
196	2024A196	234	2024A234	272	2024A272	310	2024A310	348	2024A348
197	2024A197	235	2024A235	273	2024A273	311	2024A311	349	2024A349
198	2024A198	236	2024A236	274	2024A274	312	2024A312	350	2024A350
199	2024A199	237	2024A237	275	2024A275	313	2024A313	351	2024A351
200	2024A200	238	2024A238	276	2024A276	314	2024A314	352	2024A352
201	2024A201	239	2024A239	277	2024A277	315	2024A315	353	2024A353
202	2024A202	240	2024A240	278	2024A278	316	2024A316	354	2024A354
203	2024A203	241	2024A241	279	2024A279	317	2024A317	355	2024A355
204	2024A204	242	2024A242	280	2024A280	318	2024A318	356	2024A356
205	2024A205	243	2024A243	281	2024A281	319	2024A319	357	2024A357
206	2024A206	244	2024A244	282	2024A282	320	2024A320	358	2024A358
207	2024A207	245	2024A245	283	2024A283	321	2024A321	359	2024A359
208	2024A208	246	2024A246	284	2024A284	322	2024A322
209	2024A209	247	2024A247	285	2024A285	323	2024A323
210	2024A210	248	2024A248	286	2024A286	324	2024A324
211	2024A211	249	2024A249	287	2024A287	325	2024A325
212	2024A212	250	2024A250	288	2024A288	326	2024A326
213	2024A213	251	2024A251	289	2024A289	327	2024A327
214	2024A214	252	2024A252	290	2024A290	328	2024A328
215	2024A215	253	2024A253	291	2024A291	329	2024A329
216	2024A216	254	2024A254	292	2024A292	330	2024A330
217	2024A217	255	2024A255	293	2024A293	331	2024A331
218	2024A218	256	2024A256	294	2024A294	332	2024A332
219	2024A219	257	2024A257	295	2024A295	333	2024A333
220	2024A220	258	2024A258	296	2024A296	334	2024A334
221	2024A221	259	2024A259	297	2024A297	335	2024A335
222	2024A222	260	2024A260	298	2024A298	336	2024A336
223	2024A223	261	2024A261	299	2024A299	337	2024A337
224	2024A224	262	2024A262	300	2024A300	338	2024A338
225	2024A225	263	2024A263	301	2024A301	339	2024A339
226	2024A226	264	2024A264	302	2024A302	340	2024A340
227	2024A227	265	2024A265	303	2024A303	341	2024A341
228	2024A228	266	2024A266	304	2024A304	342	2024A342

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Instructions

Attribute	Instructions
Loan Type	For “Navi Refi” loans, Loan Type is considered to be:
• Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
• Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”
Payment Frequency	Payment Frequency is considered to be:
• “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
• “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”
Loan Status	Loan Status is considered to be “active” if:
(i) the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii) the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii) the “STAT” column on the #EDH Screen does not begin with letter “P.” or,
(iv) the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date
Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a) Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b) Compare to the amount in the “CUR BAL” field on the #BS Screen.
c) Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d) Recompute the Current Principal Balance as follows:

Exhibit B – Instructions

Attribute	Instructions

i.       Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

ii.      Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.      Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term	Recompute as follows:
(i) Subtract the Cutoff Date from either (1) the date one month after the maturity date indicated on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.
(ii) Divide the result by the average number of days in a month (i.e., 30.4375).
If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).
School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name	For “Earnest Refi” loans, School Name is considered to be
• The school name with the most recent, highest completed degree, in the “Degree” field in the “Educations” section of the Verify Report Page.

Exhibit B – Instructions
Attribute	Instructions
• “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

•      “No” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”

School Name appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:
a) Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

b)      Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

c) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.
d) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:

(i)      appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,

(ii) appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

Exhibit B – Instructions
Attribute	Instructions

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree	For “Earnest Refi” loans, School Degree is considered to be:
• The most recent, highest completed degree, in the “Degree” field in the “Educations” section of the Verify Report Page.

•      “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

•      “NonGrad” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”

• “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

Exhibit C – Exceptions
Selected Student Loan #	Student Loan Number*	Attribute	Per Initial Data File	Per Loan Files
228	2024A228	Payment Frequency	Monthly	Bi-Weekly
235	2024A235	Payment Frequency	Monthly	Bi-Weekly
244	2024A244	Payment Frequency	Monthly	Bi-Weekly
257	2024A257	Payment Frequency	Monthly	Bi-Weekly
340	2024A340	Payment Frequency	Monthly	Bi-Weekly

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.